UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 17, 2000


                        Commission file number 000-28697

                               VOIP TELECOM, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


           Nevada                                      94-3342064
--------------------------------         ---------------------------------------
(State of other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

460-1301 Dove Street, Newport Beach, CA                         92660
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(Address of Principal Executive Office)                       (Zip Code)


                (Registrant's Executive Office Telephone Number)


                            PRESIDENT'S TELECOM, INC.
               460-1301 Dove St., Newport Beach, California 92660
               ---------------------------------------------------
                            (Former Name and Address)

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ITEM 5.  OTHER EVENTS

     On April 17, Articles of Amendment to the Company's Articles of Incorporation were filed with the Secretary of State for the State of Nevada changing the Company's name from President's Telecom, Inc. to VOIP Telecom, Inc. Because of the name change, the Company's trading symbol has also been changed from PRTE to VOPT. The new symbol is effective on April 24, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c)   Exhibits

          1.   3.1 Certificate of Amendment of Articles of Incorporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VOIP TELECOM, INC.

                                              By  /s/ Alexander Anderson
                                                 -------------------------------
                                                Alexander Anderson, President


Date: May 11, 2000